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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS



MTR Gaming Group, Inc.
  (formerly Winners Entertainment, Inc.)


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                              /s/ Corbin & Wertz
                                                              Corbin & Wertz


Irvine, California

February 6, 1998


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